EXHIBIT 99.1

Westamerica Bancorporation Reports Fourth Quarter 2023 Financial Results

SAN RAFAEL, Calif., Jan. 18, 2024 (GLOBE NEWSWIRE) -- Westamerica Bancorporation (Nasdaq: WABC), parent company of Westamerica Bank, generated net income for the fourth quarter 2023 of $39.5 million and diluted earnings per common share ("EPS") of $1.48. Fourth quarter 2023 results include an increase to the book tax provision to reconcile the 2022 income tax provision to the filed 2022 tax returns, which reduced EPS $0.02. Fourth quarter 2023 results compare to third quarter 2023 net income of $41.6 million and EPS of $1.56.

"Westamerica’s fourth quarter 2023 results benefited from the Company’s valuable low-cost deposit base, of which 48 percent was represented by non-interest bearing checking accounts during the quarter. The annualized cost of funding our loan and bond portfolios was 0.11 percent in the fourth quarter 2023. The Company’s customer deposits and shareholders’ equity fully funded our interest earning assets during the fourth quarter 2023; the Company did not take in brokered deposits, or borrow from the Federal Reserve Bank or correspondent banks. Operating expenses remained well controlled and nonperforming assets were stable,” said Chairman, President and CEO David Payne. “Fourth quarter 2023 results generated an annualized 16.7 percent return on average common equity. Shareholders were paid a $0.44 per common share dividend during the fourth quarter 2023,” concluded Payne.

Net interest income on a fully-taxable equivalent (FTE) basis was $69.7 million for the fourth quarter 2023, compared to $72.1 million for the third quarter 2023. The annualized yield earned on loans, bonds and cash for the fourth quarter 2023 was 4.52 percent, up from 4.50 percent for the third quarter 2023. The annualized cost of funding the loan and bond portfolios was 0.11 percent for the fourth quarter 2023, compared to 0.07 percent for the third quarter 2023.

Noninterest income for the fourth quarter 2023 totaled $11.0 million compared to $11.3 million for the third quarter 2023. Third quarter 2023 results include a $278 thousand life insurance gain.

Noninterest expenses for the fourth quarter 2023 were $25.5 million compared to $25.7 million for the third quarter 2023.

The income tax provision for the fourth quarter 2023 includes a $492 thousand increase to reconcile the 2022 income tax provision to the filed 2022 tax returns.

Westamerica Bancorporation’s wholly owned subsidiary Westamerica Bank, operates commercial banking and trust offices throughout Northern and Central California.

Westamerica Bancorporation Web Address: www.westamerica.com

For additional information contact:

Westamerica Bancorporation
1108 Fifth Avenue, San Rafael, CA 94901
Robert A. Thorson – SVP & Chief Financial Officer
707-863-6840
investments@westamerica.com

FORWARD-LOOKING INFORMATION:

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors — many of which are beyond the Company's control — could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent reports filed with the Securities and Exchange Commission, including the annual report for the year ended December 31, 2022 filed on Form 10-K and quarterly report for the quarter ended September 30, 2023 filed on Form 10-Q, describe some of these factors, including certain credit, interest rate, operational, liquidity and market risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, cyber security risks, legislation including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

Public Information January 18, 2024
WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
December 31, 2023

1. Net Income Summary.
	(in thousands except per-share amounts)
			%
	Q4'2023	Q4'2022	Change	Q3'2023

Net Interest and Fee Income (FTE)	$69,738	$69,155	0.8%	$72,092
Provision for Credit Losses	-	-	n/m	400
Noninterest Income	10,992	10,463	5.1%	11,281
Noninterest Expense	25,517	25,090	1.7%	25,650
Income Before Taxes (FTE)	55,213	54,528	1.3%	57,323
Income Tax Provision (FTE)	15,745	15,184	3.7%	15,722
Net Income	$39,468	$39,344	0.3%	$41,601

Average Common Shares Outstanding	26,662	26,912	-0.9%	26,648
Diluted Average Common Shares Outstanding	26,664	26,924	-1.0%	26,650

Operating Ratios:
Basic Earnings Per Common Share	$1.48	$1.46	1.4%	$1.56
Diluted Earnings Per Common Share	1.48	1.46	1.4%	1.56
Return On Assets (a)	2.35%	2.12%		2.41%
Return On Common Equity (a)	16.7%	18.6%		18.3%
Net Interest Margin (FTE) (a)	4.41%	3.95%		4.43%
Efficiency Ratio (FTE)	31.6%	31.5%		30.8%

Dividends Paid Per Common Share	$0.44	$0.42	4.8%	$0.44
Common Dividend Payout Ratio	30%	29%		28%

			%
	12/31'23YTD	12/31'22YTD	Change

Net Interest and Fee Income (FTE)	$281,673	$221,775	27.0%
Reversal of Provision for Credit Losses (2)	(1,150)	-	n/m
Noninterest Income (1)	43,522	45,121	-3.5%
Noninterest Expense	103,216	99,361	3.9%
Income Before Taxes (FTE)	223,129	167,535	33.2%
Income Tax Provision (FTE)	61,361	45,501	34.9%
Net Income	$161,768	$122,034	32.6%

Average Common Shares Outstanding	26,703	26,895	-0.7%
Diluted Average Common Shares Outstanding	26,706	26,907	-0.7%

Operating Ratios:
Basic Earnings Per Common Share	$6.06	$4.54	33.5%
Diluted Earnings Per Common Share	6.06	4.54	33.5%
Return On Assets	2.35%	1.65%
Return On Common Equity	18.1%	15.2%
Net Interest Margin (FTE)	4.37%	3.17%
Efficiency Ratio (FTE)	31.7%	37.2%

Dividends Paid Per Common Share	$1.72	$1.68	2.4%
Common Dividend Payout Ratio	28%	37%

2. Net Interest Income.
	(dollars in thousands)
			%
	Q4'2023	Q4'2022	Change	Q3'2023

Interest and Fee Income (FTE)	$71,417	$69,630	2.6%	$73,225
Interest Expense	1,679	475	253.5%	1,133
Net Interest and Fee Income (FTE)	$69,738	$69,155	0.8%	$72,092

Average Earning Assets	$6,251,143	$6,930,584	-9.8%	$6,438,411
Average Interest- Bearing Liabilities	2,966,038	3,412,189	-13.1%	3,118,632

Yield on Earning Assets (FTE) (a)	4.52%	3.98%		4.50%
Cost of Funds (a)	0.11%	0.03%		0.07%
Net Interest Margin (FTE) (a)	4.41%	3.95%		4.43%
Interest Expense/
Interest-Bearing Liabilities (a)	0.22%	0.06%		0.14%
Net Interest Spread (FTE) (a)	4.30%	3.92%		4.36%

			%
	12/31'23YTD	12/31'22YTD	Change

Interest and Fee Income (FTE)	$285,563	$223,700	27.7%
Interest Expense	3,890	1,925	102.1%
Net Interest and Fee Income (FTE)	$281,673	$221,775	27.0%

Average Earning Assets	$6,451,821	$6,992,696	-7.7%
Average Interest- Bearing Liabilities	3,128,115	3,506,559	-10.8%

Yield on Earning Assets (FTE)	4.43%	3.20%
Cost of Funds	0.06%	0.03%
Net Interest Margin (FTE)	4.37%	3.17%
Interest Expense/
Interest-Bearing Liabilities	0.12%	0.05%
Net Interest Spread (FTE)	4.31%	3.15%

3. Loans & Other Earning Assets.
	(average volume, dollars in thousands)
			%
	Q4'2023	Q4'2022	Change	Q3'2023

Total Assets	$6,665,040	$7,353,270	-9.4%	$6,847,691
Total Earning Assets	6,251,143	6,930,584	-9.8%	6,438,411
Total Loans	873,635	964,287	-9.4%	903,854
Commercial Loans	139,535	173,527	-19.6%	151,431
Commercial Real Estate Loans	490,645	492,549	-0.4%	493,072
Consumer Loans	243,455	298,211	-18.4%	259,351
Total Investment Securities	5,182,557	5,694,280	-9.0%	5,247,118
Debt Securities Available for Sale	4,298,396	4,767,459	-9.8%	4,353,794
Debt Securities Held to Maturity	884,161	926,821	-4.6%	893,324
Total Interest-Bearing Cash	194,951	272,017	-28.3%	287,439

Loans/Deposits	15.7%	15.2%		15.8%

			%
	12/31'23YTD	12/31'22YTD	Change

Total Assets	$6,871,366	$7,413,008	-7.3%
Total Earning Assets	6,451,821	6,992,696	-7.7%
Total Loans	912,316	997,964	-8.6%
Commercial Loans	153,499	193,481	-20.7%
Commercial Real Estate Loans	492,183	504,713	-2.5%
Consumer Loans	266,634	299,770	-11.1%
Total Investment Securities	5,334,711	5,303,646	0.6%
Debt Securities Available for Sale	4,436,003	4,747,969	-6.6%
Debt Securities Held to Maturity	898,708	555,677	61.7%
Total Interest-Bearing Cash	204,794	691,086	-70.4%

Loans/Deposits	15.8%	15.6%

4. Deposits, Other Interest-Bearing Liabilities & Equity.
	(average volume, dollars in thousands)
			%
	Q4'2023	Q4'2022	Change	Q3'2023

Total Deposits	$5,573,281	$6,349,401	-12.2%	$5,722,817
Noninterest Demand	2,672,170	3,010,806	-11.2%	2,721,358
Interest-Bearing Transaction	1,085,864	1,287,304	-15.6%	1,149,483
Savings	1,713,803	1,917,370	-10.6%	1,741,994
Time greater than $100K	37,970	59,720	-36.4%	43,073
Time less than $100K	63,474	74,201	-14.5%	66,909
Total Short-Term Borrowings	64,927	73,594	-11.8%	117,173
Shareholders' Equity	938,738	837,499	12.1%	902,300

Demand Deposits/ Total Deposits	47.9%	47.4%		47.6%
Transaction & Savings Deposits / Total Deposits	98.2%	97.9%		98.1%

			%
	12/31'23YTD	12/31'22YTD	Change

Total Deposits	$5,787,361	$6,415,626	-9.8%
Noninterest Demand	2,748,544	3,018,350	-8.9%
Interest-Bearing Transaction	1,156,684	1,289,956	-10.3%
Savings	1,766,225	1,967,902	-10.2%
Time greater than $100K	48,076	62,411	-23.0%
Time less than $100K	67,832	77,007	-11.9%
Total Short-Term Borrowings	89,298	109,283	-18.3%
Shareholders' Equity	894,610	802,489	11.5%

Demand Deposits/ Total Deposits	47.5%	47.0%
Transaction & Savings Deposits / Total Deposits	98.0%	97.8%

5. Interest Yields Earned & Rates Paid.
	(dollars in thousands)
	Q4'2023
	Average	Income/	Yield (a) /
	Volume	Expense	Rate (a)
Interest & Fee Income Earned:
Total Earning Assets (FTE)	$6,251,143	$71,417	4.52%
Total Loans (FTE)	873,635	11,695	5.31%
Commercial Loans (FTE)	139,535	2,503	7.12%
Commercial Real Estate Loans	490,645	5,945	4.81%
Consumer Loans	243,455	3,247	5.29%
Total Investments (FTE)	5,182,557	57,032	4.35%
Total Debt Securities Available for Sale (FTE)	4,298,396	48,094	4.42%
Corporate Securities	2,129,736	14,687	2.76%
Collateralized Loan Obligations	1,508,494	28,041	7.27%
Agency Mortgage Backed Securities	264,514	1,627	2.46%
Securities of U.S. Government sponsored entities	308,234	2,777	3.60%
Obligations of States and Political
Subdivisions (FTE)	73,191	549	3.00%
Other Debt Securities Available for Sale (FTE)	14,227	413	11.62%
Total Debt Securities Held to Maturity (FTE)	884,161	8,938	4.04%
Agency Mortgage Backed Securities	81,789	456	2.23%
Corporate Securities	727,579	7,816	4.30%
Obligations of States and Political
Subdivisions (FTE)	74,793	666	3.56%
Total Interest-Bearing Cash	194,951	2,690	5.40%

Interest Expense Paid:
Total Earning Assets	6,251,143	1,679	0.11%
Total Interest-Bearing Liabilities	2,966,038	1,679	0.22%
Total Interest-Bearing Deposits	2,901,111	1,635	0.22%
Interest-Bearing Transaction	1,085,864	128	0.05%
Savings	1,713,803	1,431	0.33%
Time less than $100K	63,474	51	0.32%
Time greater than $100K	37,970	25	0.26%
Total Short-Term Borrowings	64,927	44	0.26%

Net Interest Income and
Margin (FTE)		$69,738	4.41%

	Q4'2022
	Average	Income/	Yield (a) /
	Volume	Expense	Rate (a)

Interest & Fee Income Earned:
Total Earning Assets (FTE)	$6,930,584	$69,630	3.98%
Total Loans (FTE)	964,287	12,293	5.06%
Commercial Loans (FTE)	173,527	2,896	6.62%
Commercial Real Estate Loans	492,549	5,812	4.68%
Consumer Loans	298,211	3,585	4.77%
Total Investments (FTE)	5,694,280	54,770	3.81%
Total Debt Securities Available for Sale (FTE)	4,767,459	45,531	3.78%
Corporate Securities	2,462,131	17,102	2.78%
Collateralized Loan Obligations	1,590,164	22,801	5.61%
Agency Mortgage Backed Securities	319,843	1,921	2.40%
Securities of U.S. Government sponsored entities	297,710	2,690	3.61%
Obligations of States and Political
Subdivisions (FTE)	84,774	644	3.04%
Other Debt Securities Available for Sale (FTE)	12,837	373	11.63%
Total Debt Securities Held to Maturity (FTE)	926,821	9,239	3.99%
Agency Mortgage Backed Securities	109,100	575	2.11%
Corporate Securities	720,752	7,815	4.34%
Obligations of States and Political
Subdivisions (FTE)	96,969	849	3.50%
Total Interest-Bearing Cash	272,017	2,567	3.69%

Interest Expense Paid:
Total Earning Assets	6,930,584	475	0.03%
Total Interest-Bearing Liabilities	3,412,189	475	0.06%
Total Interest-Bearing Deposits	3,338,595	463	0.05%
Interest-Bearing Transaction	1,287,304	96	0.03%
Savings	1,917,370	280	0.06%
Time less than $100K	74,201	51	0.27%
Time greater than $100K	59,720	36	0.24%
Total Short-Term Borrowings	73,594	12	0.06%

Net Interest Income and
Margin (FTE)		$69,155	3.95%

6. Noninterest Income.
	(dollars in thousands except per-share amounts)
			%
	Q4'2023	Q4'2022	Change	Q3'2023

Service Charges on Deposit Accounts	$3,540	$3,484	1.6%	$3,705
Merchant Processing Services	2,863	2,701	6.0%	2,911
Debit Card Fees	2,067	1,704	21.3%	1,717
Trust Fees	764	754	1.3%	783
ATM Processing Fees	622	646	-3.7%	640
Other Service Fees	445	416	6.9%	463
Financial Services Commissions	66	103	-35.9%	78
Life Insurance Gains	1	7	n/m	278
Other Noninterest Income	624	648	-3.7%	706
Total Noninterest Income	$10,992	$10,463	5.1%	$11,281

Operating Ratios:
Total Revenue (FTE)	$80,730	$79,618	1.4%	$83,373
Noninterest Income/Revenue (FTE)	13.6%	13.1%		13.5%
Service Charges/Avg. Deposits (a)	0.25%	0.22%		0.26%
Total Revenue (FTE) Per Avg.
Common Share (a)	$12.01	$11.74	2.3%	$12.41

			%
	12/31'23YTD	12/31'22YTD	Change

Service Charges on Deposit Accounts	$14,169	$14,490	-2.2%
Merchant Processing Services	11,280	11,623	-3.0%
Debit Card Fees (1)	7,185	7,879	-8.8%
Trust Fees	3,122	3,216	-2.9%
ATM Processing Fees	2,618	2,160	21.2%
Other Service Fees	1,765	1,808	-2.4%
Financial Services Commissions	336	417	-19.4%
Life Insurance Gains	279	930	n/m
Securities Losses	(125)	-	n/m
Other Noninterest Income	2,893	2,598	11.4%
Total Noninterest Income	$43,522	$45,121	-3.5%

Operating Ratios:
Total Revenue (FTE)	$325,195	$266,896	21.8%
Noninterest Income/Revenue (FTE)	13.4%	16.9%
Service Charges/Avg. Deposits	0.24%	0.23%
Total Revenue (FTE) Per Avg.
Common Share	$12.18	$9.92	22.7%

7. Noninterest Expense.
	(dollars in thousands)
			%
	Q4'2023	Q4'2022	Change	Q3'2023

Salaries & Benefits	$12,156	$11,482	5.9%	$11,820
Occupancy and Equipment	4,958	5,218	-5.0%	5,065
Outsourced Data Processing	2,441	2,390	2.1%	2,473
Limited Partnership Operating Losses	1,440	1,431	0.6%	1,440
Professional Fees	389	574	-32.2%	401
Courier Service	681	700	-2.7%	745
Other Noninterest Expense	3,452	3,295	4.8%	3,706
Total Noninterest Expense	$25,517	$25,090	1.7%	$25,650

Operating Ratios:
Noninterest Expense/ Avg. Earning Assets (a)	1.62%	1.44%		1.58%
Noninterest Expense/Revenues (FTE)	31.6%	31.5%		30.8%

			%
	12/31'23YTD	12/31'22YTD	Change

Salaries & Benefits	$47,871	$46,125	3.8%
Occupancy and Equipment	20,520	19,884	3.2%
Outsourced Data Processing	9,846	9,684	1.7%
Limited Partnership Operating Losses	5,754	5,724	0.5%
Professional Fees	1,751	2,628	-33.4%
Courier Service	2,652	2,614	1.5%
Other Noninterest Expense	14,822	12,702	16.7%
Total Noninterest Expense	$103,216	$99,361	3.9%

Operating Ratios:
Noninterest Expense/ Avg. Earning Assets	1.60%	1.42%
Noninterest Expense/Revenues (FTE)	31.7%	37.2%

8. Allowance for Credit Losses.
	(dollars in thousands)
			%
	Q4'2023	Q4'2022	Change	Q3'2023

Average Total Loans	$873,635	$964,287	-9.4%	$903,854

Beginning of Period Allowance for
Credit Losses on Loans (ACLL)	$17,744	$21,218	-16.4%	$18,480
Provision for Credit Losses	-	6	n/m	400
Net ACLL Losses	(877)	(940)	-6.7%	(1,136)
End of Period ACLL	$16,867	$20,284	-16.8%	$17,744

Gross ACLL Recoveries / Gross ACLL Losses	60%	44%		46%

Net ACLL Losses /
Avg. Total Loans (a)	0.40%	0.39%		0.50%

			%
	12/31'23YTD	12/31'22YTD	Change

Average Total Loans	$912,316	$997,964	-8.6%

Beginning of Period ACLL	$20,284	$23,514	-13.7%
(Reversal of) Provision for Credit Losses (2)	(1,150)	6	n/m
Net ACLL Losses	(2,267)	(3,236)	-29.9%
End of Period ACLL	$16,867	$20,284	-16.8%

Gross ACLL Recoveries / Gross ACLL Losses	72%	48%

Net ACLL Losses / Avg. Total Loans	0.25%	0.32%

	(dollars in thousands)
			%
	12/31/23	12/31/22	Change	9/30/23
Allowance for Credit Losses on Loans	$16,867	$20,284	-16.8%	$17,744
Allowance for Credit Losses on
Held to Maturity Securities	1	1	-33.0%	1
Total Allowance for Credit Losses	$16,868	$20,285	-16.8%	$17,745

Allowance for Unfunded
Credit Commitments	$201	$201	0.0%	$201

9. Credit Quality.
	(dollars in thousands)
			%
	12/31/23	12/31/22	Change	9/30/23
Nonperforming Loans:
Nonperforming Nonaccrual Loans	$401	$146	174.7%	$205
Performing Nonaccrual Loans	2	-	n/m	4
Total Nonaccrual Loans	403	146	176.0%	209
90+ Days Past Due Accruing Loans	388	628	-38.2%	1,029
Total Nonperforming Loans	$791	$774	2.2%	$1,238

Total Loans Outstanding	$866,602	$958,488	-9.6%	$885,850

Total Assets	6,364,592	6,950,317	-8.4%	6,567,288

Loans:
Allowance for Credit Losses on Loans	$16,867	$20,284	-16.8%	$17,744
Allowance for Credit Losses on Loans /
Loans	1.95%	2.12%		2.00%
Nonperforming Loans/Total Loans	0.09%	0.08%		0.14%

10. Liquidity.

At December 31, 2023, the Company had $190,314 thousand in cash balances. During the twelve months ending December 31, 2024, the Company expects to receive $265,000 thousand in principal payments from its debt securities. If additional operational liquidity is required, the Company can pledge debt securities as collateral for borrowing purposes; at December 31, 2023, the Company’s debt securities which qualify as collateral for borrowing totaled $3,915,867 thousand. In the ordinary course of business, the Company pledges debt securities as collateral for certain depository customers; at December 31, 2023, the Company had pledged $708,439 thousand in debt securities for depository customers. In the ordinary course of business, the Company pledges debt securities as collateral for borrowing from the Federal Reserve Bank; at December 31, 2023, the Company had pledged $996,935 thousand in debt securities at the Federal Reserve Bank. During the Twelve months ended December 31, 2023, the Company’s average borrowings from the Federal Reserve Bank and other correspondent banks were $-0- thousand, and at December 31, 2023, the Company’s borrowings from the Federal Reserve Bank and other correspondent banks were $-0- thousand. At December 31, 2023, the Company’s estimated unpledged collateral qualifying debt securities totaled $1,945,176 thousand. Debt securities eligible as collateral are shown at market value unless otherwise noted.

				(in thousands)
				12/31/23
Debt Securities Eligible as Collateral:
Corporate Securities				$2,614,904
Collateralized Loan Obligations rated AAA				517,796
Obligations of States and Political Subdivisions				142,178
Agency Mortgage Backed Securities				314,156
Securities of U.S. Government Sponsored Entities (Par Value)				326,833
Total Debt Securities Eligible as Collateral				$3,915,867

Debt Securities Pledged as Collateral:
Deposits by Public Entities				($708,439)
Short-Term Borrowed Funds (Deposit Sweep)				(259,616)
Other				(5,701)
Total Debt Securities Pledged as Collateral				($973,756)

Debt Securities Pledged at the Federal Reserve Bank				($996,935)

Estimated Debt Securities Available to Pledge				$1,945,176

11. Capital.
	(in thousands, except per-share amounts)
			%
	12/31/23	12/31/22	Change	9/30/23

Shareholders' Equity	$772,894	$602,110	28.4%	$648,423
Total Assets	6,364,592	6,950,317	-8.4%	6,567,288
Shareholders' Equity/
Total Assets	12.14%	8.66%		9.87%
Shareholders' Equity/
Total Loans	89.19%	62.82%		73.20%
Tangible Common Equity Ratio	10.43%	7.03%		8.17%
Common Shares Outstanding	26,671	26,913	-0.9%	26,649
Common Equity Per Share	$28.98	$22.37	29.5%	$24.33
Market Value Per Common Share	56.41	59.01	-4.4%	43.25

	(shares in thousands)
			%
	Q4'2023	Q4'2022	Change	Q3'2023
Share Repurchase Programs:
Total Shares Repurchased / Canceled	-	-	n/m	-
Average Repurchase Price	$-	$-	n/m	$-
Net Shares Issued	(22)	(2)	n/m	(1)

			%
	12/31'23YTD	12/31'22YTD	Change

Total Shares Repurchased	274	3	n/m
Average Repurchase Price	$50.11	$58.66	n/m
Net Shares Repurchased (Issued)	242	(47)	n/m

12. Period-End Balance Sheets.
	(unaudited, dollars in thousands)
			%
	12/31/23	12/31/22	Change	9/30/23
Assets:
Cash and Due from Banks	$190,314	$294,236	-35.3%	$420,550

Debt Securities Available for Sale:
Corporate Securities	1,909,548	2,099,955	-9.1%	1,814,424
Collateralized Loan Obligations	1,484,597	1,572,883	-5.6%	1,503,078
Agency Mortgage Backed Securities	239,454	286,048	-16.3%	239,728
Securities of U.S. Government sponsored
entities	294,919	290,853	1.4%	279,364
Obligations of States and Political
Subdivisions	71,283	82,004	-13.1%	69,639
Total Debt Securities Available for Sale	3,999,801	4,331,743	-7.7%	3,906,233

Debt Securities Held to Maturity:
Agency Mortgage Backed Securities	78,565	104,852	-25.1%	84,347
Corporate Securities	728,650	721,854	0.9%	726,951
Obligations of States and Political
Subdivisions (3)	71,181	89,207	-20.2%	77,558
Total Debt Securities Held to Maturity (3)	878,396	915,913	-4.1%	888,856

Loans	866,602	958,488	-9.6%	885,850
Allowance For Credit Losses on Loans	(16,867)	(20,284)	-16.8%	(17,744)
Total Loans, net	849,735	938,204	-9.4%	868,106

Premises and Equipment, net	27,016	28,819	-6.3%	27,490
Identifiable Intangibles, net	347	583	-40.4%	404
Goodwill	121,673	121,673	0.0%	121,673
Other Assets	297,310	319,146	-6.8%	333,976

Total Assets	$6,364,592	$6,950,317	-8.4%	$6,567,288

Liabilities and Shareholders' Equity:
Deposits:
Noninterest-Bearing	$2,605,844	$2,947,277	-11.6%	$2,723,403
Interest-Bearing Transaction	1,072,233	1,273,143	-15.8%	1,138,220
Savings	1,699,388	1,874,115	-9.3%	1,732,849
Time	96,802	130,755	-26.0%	104,541
Total Deposits	5,474,267	6,225,290	-12.1%	5,699,013

Short-Term Borrowed Funds	58,162	57,792	0.6%	115,341
Other Liabilities	59,269	65,125	-9.0%	104,511
Total Liabilities	5,591,698	6,348,207	-11.9%	5,918,865

Shareholders' Equity:
Common Equity:
Paid-In Capital	473,171	475,121	-0.4%	471,862
Accumulated Other
Comprehensive Loss	(190,282)	(256,105)	-25.7%	(285,709)
Retained Earnings	490,005	383,094	27.9%	462,270
Total Shareholders' Equity	772,894	602,110	28.4%	648,423

Total Liabilities and
Shareholders' Equity	$6,364,592	$6,950,317	-8.4%	$6,567,288

13. Income Statements.
	(unaudited, in thousands except per-share amounts)
			%
	Q4'2023	Q4'2022	Change	Q3'2023
Interest & Fee Income:
Loans	$11,606	$12,201	-4.9%	$11,925
Equity Securities	174	153	13.7%	152
Debt Securities Available for Sale	47,783	45,216	5.7%	47,994
Debt Securities Held to Maturity	8,799	9,061	-2.9%	8,848
Interest-Bearing Cash	2,690	2,567	4.8%	3,929
Total Interest & Fee Income	71,052	69,198	2.7%	72,848

Interest Expense:
Transaction Deposits	128	96	33.3%	131
Savings Deposits	1,431	280	411.1%	886
Time Deposits	76	87	-12.6%	78
Short-Term Borrowed Funds	44	12	266.7%	38
Total Interest Expense	1,679	475	253.5%	1,133

Net Interest Income	69,373	68,723	0.9%	71,715

Provision for Credit Losses	-	-	n/m	400

Noninterest Income:
Service Charges on Deposit Accounts	3,540	3,484	1.6%	3,705
Merchant Processing Services	2,863	2,701	6.0%	2,911
Debit Card Fees	2,067	1,704	21.3%	1,717
Trust Fees	764	754	1.3%	783
ATM Processing Fees	622	646	-3.7%	640
Other Service Fees	445	416	6.9%	463
Financial Services Commissions	66	103	-35.9%	78
Life Insurance Gains	1	7	n/m	278
Other Noninterest Income	624	648	-3.7%	706
Total Noninterest Income	10,992	10,463	5.1%	11,281

Noninterest Expense:
Salaries and Related Benefits	12,156	11,482	5.9%	11,820
Occupancy and Equipment	4,958	5,218	-5.0%	5,065
Outsourced Data Processing	2,441	2,390	2.1%	2,473
Limited Partnership Operating Losses	1,440	1,431	0.6%	1,440
Professional Fees	389	574	-32.2%	401
Courier Service	681	700	-2.7%	745
Other Noninterest Expense	3,452	3,295	4.8%	3,706
Total Noninterest Expense	25,517	25,090	1.7%	25,650

Income Before Income Taxes	54,848	54,096	1.4%	56,946
Income Tax Provision	15,380	14,752	4.3%	15,345
Net Income	$39,468	$39,344	0.3%	$41,601

Average Common Shares Outstanding	26,662	26,912	-0.9%	26,648
Diluted Average Common Shares Outstanding	26,664	26,924	-1.0%	26,650

Per Common Share Data:
Basic Earnings	$1.48	$1.46	1.4%	$1.56
Diluted Earnings	1.48	1.46	1.4%	1.56
Dividends Paid	0.44	0.42	4.8%	0.44
			%
	12/31'23YTD	12/31'22YTD	Change
Interest & Fee Income:
Loans	$47,116	$49,682	-5.2%
Equity Securities	630	537	17.3%
Debt Securities Available for Sale	190,039	144,646	31.4%
Debt Securities Held to Maturity	35,557	19,101	86.2%
Interest-Bearing Cash	10,671	7,790	37.0%
Total Interest & Fee Income	284,013	221,756	28.1%

Interest Expense:
Transaction Deposits	457	369	23.8%
Savings Deposits	2,993	1,141	162.3%
Time Deposits	320	336	-4.8%
Short-Term Borrowed Funds	120	79	51.9%
Total Interest Expense	3,890	1,925	102.1%

Net Interest Income	280,123	219,831	27.4%

Reversal of Provision for Credit Losses (2)	(1,150)	-	n/m

Noninterest Income:
Service Charges on Deposit Accounts	14,169	14,490	-2.2%
Merchant Processing Services	11,280	11,623	-3.0%
Debit Card Fees (1)	7,185	7,879	-8.8%
Trust Fees	3,122	3,216	-2.9%
ATM Processing Fees	2,618	2,160	21.2%
Other Service Fees	1,765	1,808	-2.4%
Financial Services Commissions	336	417	-19.4%
Life Insurance Gains	279	930	n/m
Securities Losses	(125)	-	n/m
Other Operating	2,893	2,598	11.4%
Total Noninterest Income	43,522	45,121	-3.5%

Noninterest Expense:
Salaries and Related Benefits	47,871	46,125	3.8%
Occupancy and Equipment	20,520	19,884	3.2%
Outsourced Data Processing	9,846	9,684	1.7%
Limited Partnership Operating Losses	5,754	5,724	0.5%
Professional Fees	1,751	2,628	-33.4%
Courier Service	2,652	2,614	1.5%
Other Operating	14,822	12,702	16.7%
Total Noninterest Expense	103,216	99,361	3.9%

Income Before Income Taxes	221,579	165,591	33.8%
Income Tax Provision	59,811	43,557	37.3%
Net Income	$161,768	$122,034	32.6%

Average Common Shares Outstanding	26,703	26,895	-0.7%
Diluted Average Common Shares Outstanding	26,706	26,907	-0.7%

Per Common Share Data:
Basic Earnings	$6.06	$4.54	33.5%
Diluted Earnings	6.06	4.54	33.5%
Dividends Paid	1.72	1.68	2.4%

Footnotes and Abbreviations:

(1) The Company received a $1.2 million reconciling payment from a payments network in the first quarter 2022.

(2) A recovery of a previously charged off loan in the first quarter 2023 resulted in a $1,550 thousand reversal of the allowance for credit loss provision in the first quarter 2023.

(3) Debt Securities Held To Maturity and Obligations of States and Political Subdivisions are net of related reserve for expected credit losses of $1 thousand at December 31, 2023, September 30, 2023 and December 31, 2022.

(FTE) Fully Taxable Equivalent. The Company presents its net interest margin and net interest income on a FTE basis using the current statutory federal tax rate. Management believes the FTE basis is valuable to the reader because the Company’s loan and investment securities portfolios contain a portion of municipal loans and securities that are federally tax exempt. The Company’s tax exempt loans and securities composition may not be similar to that of other banks, therefore in order to reflect the impact of the federally tax exempt loans and securities on the net interest margin and net interest income for comparability with other banks, the Company presents its net interest margin and net interest income on a FTE basis.

(a) Annualized